                                                                   EXHIBIT 23.3


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-16039) pertaining to The Source Company Stock Award Plan and The Source Company 1995 Incentive Stock Option Plan of our report dated April 17, 1998, with respect to the financial statements of T.C.E. Corporation included in the Form 8-K-A filed by The Source Company on June 9, 1999.

                                                /s/ Ernst & Young LLP

Vienna, Virginia
June 8, 1999